                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                   WM TRUST I
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

(WM Group of Funds letterhead)



P.O. Box 9757
Providence, RI 02940-9757



January 2, 2004

Dear U.S. Government Securities Fund Shareholder:

The enclosed proxy statement solicits your vote as a shareholder of the U.S. GOVERNMENT SECURITIES FUND for the purpose of approving amendments to the Fund's investment policies. The changes will enable the Fund to invest to a limited extent in mortgage-backed securities that are not issued or guaranteed by the U.S. government, its agencies or instrumentalities. While the changes will also increase the Fund's ability to make other types of investments, the Advisor has indicated that, except for investments by the Fund in mortgage-backed securities that are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities, it has no current intention of changing the way in which it manages the Fund, although the Advisor has reserved the right to take advantage of the flexibility that would be afforded by the proposed changes to the Fund's investment policies when the Advisor believes doing so would be in the best interests of the Fund. This proxy statement is designed to give you complete and detailed information about the proposal. After you have reviewed this material carefully, I encourage you to follow the Board of Trustees' recommendation by voting "FOR" each of the proposals.

The U.S. Government Securities Fund is currently limited to investing only in U.S. government securities, including mortgage-backed securities and collateralized mortgage obligations and repurchase agreements that are secured by U.S. government securities. The Board would like to change the investment policies of the Fund to permit the Fund to invest up to 20% of its assets in mortgage-backed securities that are not issued or guaranteed by the U.S. government. WM Advisors, Inc., the Fund's advisor, believes that allowing the Fund the flexibility to invest a portion of its assets in these securities will provide additional opportunities to diversify further the Fund's investment portfolio and potentially enhance performance.

A special meeting of shareholders has been scheduled for February 10, 2004 at 2:00 p.m., Pacific Time, at the main office of the Fund at 1201 Third Avenue, Seattle, Washington 98101. While you are invited to attend the meeting, most shareholders cast their vote by completing the accompanying proxy card. Your vote is essential. Please vote as soon as possible using the methods indicated on the enclosed proxy card.

Please note that the Advisor regularly analyzes existing practices in its continuous efforts to improve relative performance. The proposed changes are based on extensive research and are designed to enable the Fund to better serve your needs as a shareholder. The Board and Advisor feel strongly that the amendments proposed are in your best interests. Your vote is important to us and will help ensure that the proposal in the proxy statement can be acted upon. We look forward to receiving your signed proxy card soon.

Sincerely,



William G. Papesh
President

                                      Q & A

            U.S. Government Securities Fund Investment Policy Change

Q. WHY AM I RECEIVING THIS PROXY STATEMENT?

The Board of Trustees (the "Board") of WM Trust I has scheduled a special meeting of shareholders of the U.S. Government Securities Fund (the "Fund") for February 10, 2004 at 2:00 p.m., Pacific Time for the purpose of approving changes to the Fund's investment policies. These changes will, among other things, enable the Fund to invest, to a limited extent, in mortgage-backed securities that are not issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Board and WM Advisors, Inc. (the "Advisor") believe that the proposed amendments would be in the best interest of shareholders and recommend that you vote "FOR" their approval.

Q. WHAT ARE THE CHANGES I'M BEING ASKED TO VOTE ON?

The Fund is currently limited to investing only in U.S. government securities, including mortgage-backed securities and collateralized mortgage obligations and repurchase agreements that are secured by U.S. government securities. The Board would like to change the investment policies of the Fund to permit the Fund to invest up to 20% of its assets in mortgage-backed securities that are not issued or guaranteed by the U.S. government, its agencies or instrumentalities.

In addition, because the change to this policy requires a shareholder vote, the Advisor is proposing that, at the same time, the Fund's other fundamental investment policies be modified to provide additional investment flexibility.

Q. WHAT IS THE BENEFIT OF ALLOWING THE FUND TO INVEST IN SECURITIES NOT GUARANTEED BY THE U.S. GOVERNMENT?

The Advisor believes that allowing the Fund the flexibility to invest a portion of its assets in these securities would provide additional opportunities to further diversify the Fund's investment portfolio and potentially enhance performance.

Q. WILL THIS CHANGE THE WAY THE FUND IS MANAGED?

Except for investments by the Fund in mortgage-backed securities that are not issued or guaranteed by the U.S. government, the Advisor has no current intention of changing the way it manages the Fund. The Advisor has reserved the right to take advantage of the Flexibility that would be afforded by the proposed changes to the Fund's investment policies when the Advisor believes doing so would be in the best interests of the Fund. The Advisor and the Board believe that the modification of this and other fundamental investment policies, as described in the proxy statement, will enhance the Fund's ability to respond to changing market conditions, and may save the Fund money by avoiding the need to call a shareholder meeting in order to consider changes to such policies in the future.

Q. WILL THE PROPOSAL AFFECT THE FEES PAID BY THE FUND?

The proposed change will not affect the management fee or expense ratio of the Fund.

Q. HOW DO I CAST MY VOTE?

Most shareholders cast their votes by completing and signing the enclosed proxy card and mailing it back in the postage-paid reply envelope. However, you can use any of the following convenient methods:

- Mail -- sign and date your proxy card, and mail it back in the enclosed postage-paid envelope.

-     Touch tone telephone -- please refer to your proxy card.

-     Internet -- please refer to your proxy card.

Your vote is important to us and will help ensure that the proposals in the proxy statement can be acted upon.

Please take the time to read the proxy statement thoroughly. If you have any questions, please contact your financial representative or call _____________ at___________. Thank you for your time, consideration and vote.

                                   WM TRUST I

                         U.S. GOVERNMENT SECURITIES FUND

                         ------------------------------

                        NOTICE OF MEETING OF SHAREHOLDERS

                         ------------------------------

         A Meeting of Shareholders (the "Meeting") of U.S. Government Securities Fund (the "Fund") a series of WM Trust I (the "Trust"), will be held on February 10, 2004 at 2:00 p.m., Pacific Time, at the main office of the Fund at 1201 Third Avenue, Seattle, Washington 98101 for the following purposes:

I. To consider the proposed amendments to and elimination of certain of the Fund's fundamental investment policies, as described in the attached Proxy Statement.

II. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

         Shareholders of record as of the close of business on December 15, 2003 are entitled to notice of and to vote at the Meeting.

                                            By order of the Trustees,

                                            JOHN T. WEST
                                            Secretary

January 2, 2004

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE, AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

                                   WM TRUST I
                         U.S. GOVERNMENT SECURITIES FUND
                                 PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the "Trustees") of WM Trust I (the "Trust") for use at the Special Meeting of Shareholders of the U.S. Government Securities Fund (the "Fund"), a series of the Trust, to be held at 2:00 p.m., Pacific time, on February 10, 2004 at 1201 Third Avenue, Seattle, Washington, and at any adjournment or adjournments thereof (the "Meeting"). This Proxy Statement and its enclosures are being mailed to shareholders beginning on or about January 2, 2004.

A COPY OF THE TRUST'S MOST RECENT ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO WM FUNDS DISTRIBUTOR, INC., 1201 THIRD AVENUE, SEATTLE, WASHINGTON 98101 OR BY CALLING (800) 222-5852.

I. GENERAL

All shareholders of record of the Fund as of the close of business on December 15, 2003, the record date for determining shareholders entitled to vote at the Meeting (the "Record Date"), are entitled to one vote for each share of beneficial interest of the Fund held as of that date, and each fractional share shall be entitled to a proportional fractional vote. The aggregate number of shares of beneficial interest of the Fund for all classes issued and outstanding
as of the Record Date was          .

Timely, properly executed proxies will be voted as you instruct. IF NO SPECIFICATION IS MADE, SHARES WILL BE VOTED FOR THE APPROVAL OF THE PROPOSED AMENDMENTS TO AND ELIMINATION OF CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT POLICIES, AS DESCRIBED HEREIN. At any time before it has been voted, the enclosed proxy may be revoked by the signer by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Meeting, requesting the return of any previously delivered proxy and voting in person.

The holders of a majority of the shares of the Fund outstanding as of the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Fund at the Meeting. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of each proposal for purposes of determining whether sufficient affirmative votes have been cast for that proposal. The tellers will count all shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and broker non-votes will have the effect of a negative vote on each proposal.

Solicitation of proxies by personal interview, mail, telephone and facsimile may be made by officers and Trustees of the Trust and employees of WM Advisors, Inc. (the "Advisor") and its affiliates. The Trust has retained M.I.S. to aid in the tabulation of proxies.

The costs of retaining M.I.S. and other expenses incurred in connection with the solicitation of proxies, and the costs of holding the Meeting, will be borne by the Fund. The anticipated cost associated with the solicitation of proxies by
M.I.S. is $         .

II. AMENDMENTS TO AND ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF THE FUND

THE PROPOSALS

The primary purpose of the proposed amendments to and elimination of certain of the Fund's fundamental policies is to enable the Fund to invest to a limited extent in mortgage-backed securities that are not issued or guaranteed by the U.S. government, its agencies or instrumentalities. (A "fundamental" policy is one that cannot be changed without the approval of a "majority of the outstanding voting securities," as defined below, of the Fund.) Because eliminating the fundamental investment policy of the Fund that prohibits investment in securities that are not issued or guaranteed by the U.S. government, its agencies or instrumentalities would require shareholder approval, WM Advisors, Inc., the Fund's investment advisor (the "Advisor"), is proposing that, at the same time, the Fund's other fundamental investment policies be modified to provide additional investment flexibility and/or reduce compliance burdens by: (i) modernizing and broadening the scope of fundamental policies that are required under applicable law and (ii) eliminating restrictive policies that are not required by applicable law, many of which various state securities authorities had formerly imposed on certain types of mutual funds.

Some of the Fund's fundamental investment policies were adopted to ensure compliance with the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"). Others were adopted in the past in response to regulatory, business, or industry requirements or conditions that in many cases no longer prevail. For example, the National Securities Markets Improvement Act of 1996 eliminated many restrictions then required under state law, by preempting state securities ("Blue Sky") regulations for many investment companies.

Except for investments by the Fund in mortgage-backed securities that are not issued or guaranteed by the U.S. government, its agencies or instrumentalities, the Advisor has indicated that it has no current intention of changing the way in which it manages the Fund, although the Advisor has reserved the right to take advantage of the flexibility that would be afforded by the proposed changes to the Fund's investment policies when the Advisor believes doing so would be in the best interests of the Fund. The Advisor and the Trust's Trustees believe that the proposed amendments to and elimination of the Fund's fundamental investment policies, as discussed below, will enhance the Fund's ability to respond to changing market conditions, and may save the Fund money by avoiding the need to call a shareholder meeting in order to consider changes to such policies in the future. If approved by shareholders, the proposed changes to the Fund's investment policies would take effect on March 1, 2004.

Proposal 1.

The Advisor proposes that the following fundamental policy of the Fund be eliminated:

"that the Fund may invest only in U.S. Government securities, including mortgage-backed securities and collateralized mortgage obligations and repurchase agreements which are secured by U.S. Government securities."

If this proposal is approved, the Advisor currently expects that the Fund will invest in mortgage-backed securities that are not issued or guaranteed by the U.S. government, its agencies or instrumentalities. In addition to the risks applicable to investments in mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, these investments may be subject to a greater degree of credit risk, as their issuers may be more likely to fail to meet their obligations to the Fund. Mortgage-backed and asset-backed securities are subject to the risk of interest rate fluctuations, which may be compounded because these securities may be prepaid. These securities have variable maturities that tend to lengthen when it is least desirable - when interest rates are rising. The yield of the Fund may also be affected by the reinvestment of prepayments at higher or lower rates than the original investment.

Although the Advisor has indicated that it has no current intention to do so, the change would also permit the Advisor to invest Fund assets in other non-U.S. government securities, including unsecured debt instruments. Investments in non-U.S. government securities, particularly unsecured debt instruments, may entail greater risks, including the risk of interest rate fluctuations and issuer default. Non-U.S. government securities and unsecured debt instruments generally involve greater price volatility and risk of principal and income, and may be less liquid than securities issued or guaranteed by the U.S. government, its agencies and/or instrumentalities.

The Advisor believes that allowing the Fund the flexibility to invest a portion of its assets in these securities would provide additional opportunities to further diversify the Fund's investment portfolio and potentially enhance performance. The Trust's Trustees have also approved the following non-fundamental policy that effectively limits investments in these securities:
"under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in obligations issued or guaranteed by the U.S. government, its agencies and/or instrumentalities or in repurchase agreements or collateralized mortgage obligations secured by these obligations."

Proposal 2.

The Advisor proposes that the following fundamental policy of the Fund be eliminated:

"that the Fund may not invest less than 80% of its assets in obligations guaranteed by the U.S. Government, its agencies and instrumentalities or in repurchase agreements or collateralized mortgage obligations secured by these obligations."

The Trust's Trustees have approved the following non-fundamental policy that is similar in many respects to the fundamental policy that is proposed to be eliminated "under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in obligations issued or guaranteed by the U.S. government, its agencies and/or instrumentalities or in repurchase agreements or collateralized mortgage obligations secured by these obligations." Because it is non-fundamental, this policy may be changed by the Trust's Trustees without shareholder approval, which the Advisor and the Trustees believe may enhance the Fund's investment flexibility.

For a description of the risks that may be associated with the elimination of this fundamental policy, see Proposal 1 above.

Proposal 3.

The Advisor proposes that the following fundamental policy of the Fund be eliminated:

"that the Fund may not invest more than 15% of its net assets in illiquid securities."

Under the 1940 Act, the Fund is not required to have a fundamental policy restricting its ability to invest in illiquid securities, although the staff of the Securities and Exchange Commission generally requires that open-end investment companies (other than money market funds) have a non-fundamental policy limiting investments in illiquid securities to 15% of net assets. The Trust's Trustees have approved a non-fundamental policy that is identical to the fundamental policy that is proposed to be eliminated. Because it is non-fundamental, this policy may be changed by the Trust's Trustees without shareholder approval, which the Advisor and the Trustees believe may enhance the Fund's investment flexibility.

Investments in illiquid securities entail certain risks, including the risk that the Fund may not be able to sell such securities at a desirable time and price, and the risk of limiting the Fund's ability to respond rapidly to changing economic conditions in the marketplace.

Proposals 4-12.

The Advisor proposes that the following fundamental policies of the Fund be eliminated:

Proposal 4. "that the Fund may not invest in common stocks or other equity securities."

The proposed elimination of this policy would permit the Fund to invest in common stocks or other equity securities. Investments in common stocks or other equity securities entail certain risks, including the risk of broad equity market declines as well as more specific risks affecting the issuer such as management performance, financial leverage, industry problems and reduced demand for the issuer's goods.

Proposal 5. "that the Fund may not invest in other investment companies (except as part of a merger)."

The proposed elimination of this policy would permit the Fund to invest in other investment companies. Investments in other investment companies would subject the Fund to the risks of each investment company in which it invests, and the Fund would bear its proportional share of the expenses of such investment companies, in addition to its own operating expenses.

Proposal 6. "that the Fund may not invest in securities restricted under the federal securities laws other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended."

The proposed elimination of this policy would permit the Fund to invest in securities restricted under federal securities laws. Investments in restricted securities entail certain risks, including the risk of increased illiquidity, as described in Proposal 3 above.

Proposal 7. "that the Fund may not invest more than 20% of its assets in forward commitments."

The proposed elimination of this policy would permit the Fund to invest without limit in forward commitments. Investments in forward commitments entail certain risks, including the risk that the yields obtained on such securities may be higher or lower than the yields available on the market on the date when the securities are actually delivered to the Fund and the risk that the counterparty to the transaction will fail to meet its obligations to the Fund.

Proposal 8. "that the Fund may not buy foreign securities not payable in U.S. dollars"

The proposed elimination of this policy would permit the Fund to invest in foreign securities that are not payable in U.S. dollars. Investments in foreign securities entail certain risks, including the risks of currency fluctuation and devaluation, future political or economic developments in foreign countries and reduced availability of public information concerning issuers. Foreign securities are also subject to disparate accounting and financial reporting standards.

Proposal 9. "that the Fund may not invest more than 5% of its net assets in warrants, including not more than 2% of its assets in warrants that are not listed on either the New York Stock Exchange or American Stock Exchange; however, warrants acquired in units or attached to securities may be deemed to be without value for the purpose of this restriction"

The proposed elimination of this policy would permit the Fund to invest without limit in warrants. Investments in warrants entail certain risks. A warrant offers the right to purchase an underlying equity security at a specified exercise price. The value of a warrant is therefore determined by the difference between its exercise price and the price of the underlying security. The risk exists that the market value of the security underlying a warrant will fail to exceed or equal the exercise price of the warrant at any point during the exercise period. In addition, the Fund risks losing the value of a warrant if the Fund fails to exercise a warrant prior to its expiration.

Proposal 10. "that the Fund may not buy or sell put or call options:"

The proposed elimination of this policy would permit the Fund to invest in options. Investing in options entails certain risks. The Fund may purchase options to hedge against an increase in the price of securities that the Fund wishes to buy or to protect portfolio holdings against a decline in a security's market value or to increase its investment return (and not for hedging purposes). In order for an option to be profitable, the market price of the underlying security must increase or decrease (depending on the type of option) sufficiently to cover the premium and transaction costs the Fund must pay. These costs will reduce any profit the Fund might have realized had it purchased or sold the underlying security instead of purchasing the option. Similarly, the Fund may write options to hedge against fluctuations in market value. Use of options may result in losses to the Fund if the Advisor incorrectly predicts market movements or other events, or if changes in the prices of the options in question and of the securities the subject of a hedge do not correlate as anticipated.

Proposal 11. "that the Fund may not invest in any company for the purpose of management or exercising control."

The proposed elimination of this policy would permit the Fund to invest in companies for the purpose of management or exercising control. Investments by the Fund for the purpose of gaining control of a company may involve risks, including the risk that the company might become an affiliated person of the Fund (which might entail a risk of reducing liquidity of the Fund's investments).

Proposal 12. "that the Fund may not engage in `short' sales."

The proposed elimination of this policy would permit the Fund to engage in short sales. The use of short sales involves certain risks, including potential losses if the market price of the security sold short increases between the date when the Fund enters into the short position and the date when the Fund closes the short position. These losses could theoretically be unlimited in a case where a Fund was unable, for whatever reason, to close out its short position.

                                    * * * * *

Although, except as noted above, the Advisor has no current intention of changing the way in which it manages the Fund, the Advisor has reserved the right to take advantage of the flexibility that would be afforded by the proposed changes to the Fund's investment policies when the Advisor believes doing so would be in the best interests of the Fund. The Advisor and the Trust's Trustees believe that the elimination of these fundamental investment policies will enhance the Fund's ability to respond to changing market conditions and may save the Fund money by avoiding the need to call a shareholder meeting in order to consider changes to such policies in the future.

Proposal 13.

The Advisor proposes that the following fundamental policy of the Fund be modified through the addition of the bold text:

"that the Fund may not invest in real estate or commodities, ALTHOUGH THE FUND MAY PURCHASE AND SELL SECURITIES THAT ARE SECURED, DIRECTLY OR INDIRECTLY, BY REAL ESTATE OR PURCHASING SECURITIES ISSUED BY COMPANIES THAT INVEST OR DEAL IN REAL ESTATE."

The proposed policy, as revised, would permit the Fund to invest securities related to real estate. Investments in securities related to real estate may be affected by risks associated with real estate, including possible declines in the value of real estate, the lack of availability of mortgage funds and possible extended vacancies of property. Such investments may also be subject to additional risks because such securities are dependent on management skills, are not diversified and are subject to heavy cash flow dependency, risk of default by borrowers and self-liquidation.

Although, as noted above, the Advisor has no current intention of changing the way in which it manages the Fund, the Advisor has reserved the right to take advantage of the flexibility that would be afforded by the proposed change to the Fund's investment policy when the Advisor believes doing so would be in the best interests of the Fund. The Advisor and the Trust's Trustees believe that the modification of this fundamental investment policy will enhance the Fund's ability to respond to changing market conditions, and may save the Fund money by avoiding the need to call a shareholder meeting in order to consider changes to such policies in the future.

TRUSTEES' RECOMMENDATION

        THE TRUSTEES OF THE TRUST RECOMMEND THAT SHAREHOLDERS OF THE FUND
                         VOTE FOR EACH OF THE PROPOSALS.

Approval of each proposal requires the vote of a majority of the Fund's outstanding voting securities as defined in the 1940 Act. A "majority of the outstanding voting securities," as defined in the 1940 Act, means the lesser of
(1) 67% of the shares of the Fund represented at the Meeting, if more than 50% of the shares of the Fund are represented at the Meeting, or (2) more than 50% of the outstanding shares of the Fund.

III. ADDITIONAL INFORMATION

The Trust is an open-end management investment company organized in 1997 as a business trust under the laws of Massachusetts. The Fund is the successor to Composite U.S. Government Securities, Inc., which was organized in 1982. The Trust is a series investment company with 11 investment portfolios. The Fund is one of those portfolios and is diversified. The address of the Trust is 1201 Third Avenue, Seattle, Washington 98101.

INFORMATION ABOUT THE ADVISOR

WM Advisors, Inc., the Fund's investment advisor (the "Advisor") is registered under the Investment Advisers Act of 1940, as amended, and has been in the investment management business since 1944. The Advisor is a subsidiary of Washington Mutual, Inc. The principal address of each is 1201 Third Avenue, Seattle, Washington 98101.

TRANSFER AGENT AND PRINCIPAL UNDERWRITER.

The Fund's Transfer Agent is WM Shareholder Services, Inc., which has a principal business address of 1201 Third Avenue, Seattle, Washington 98101. The Principal Underwriter is WM Funds Distributor, Inc., which has a principal business address of 12009 Foundation Place, Suite 350, Gold River, California 95670.

OWNERSHIP OF SHARES AND VOTING INFORMATION

As of the Record Date, to the knowledge of the Trust, the Trustees and officers of the Trust, as a group, owned approximately _____ shares, representing less than one percent of each class of shares of the Fund and of the Fund as a whole. The Board of Trustees has adopted a policy pursuant to which each Trustee is required to have invested at least one year's Trustees' fees in one or more of the funds in the WM Group of Funds. The following table shows each Trustee's aggregate range of shares owned in the WM Group of Funds.


                       EQUITY SECURITIES OWNERSHIP TABLE
                                (DOLLAR RANGES)
                            (As of The Record Date)


                                                   Aggregate Dollar
                                                    Range of Shares
                                                     Owned in the
                                                   WM Group of Funds
                                                   -----------------
NON-INTERESTED TRUSTEES
Wayne L. Attwood, M.D.                                     C
Kristianne Blake                                           E
Edmond R. Davis, Esq.                                      D
Carrol R. McGinnis                                         E
Alfred E. Osborne, Jr. Ph.D.                               B
Daniel L. Pavelich                                         E
Jay Rockey                                                 E
Richard C. Yancey                                          E
INTERESTED TRUSTEES
Anne V. Farrell                                            D
Michael K. Murphy                                          C
William G. Papesh                                          E

____________
A = $1 to $10,000
B = $10,001 to $50,000
C = $50,001 to $100,000
D = $100,001 to $250,000
E = Over $250,000

As of the Record Date, the following persons owned of record or beneficially 5% or more of the noted class of shares of the Fund:

                                    SHARES              PERCENTAGE OF
                                    BENEFICIALLY        OUTSTANDING
                                    OWNED               SHARES OWNED
                                    -----               ------------
CLASS A                             [     ]             [     ]


CLASS B                             [     ]             [     ]


CLASS C                             [     ]             [     ]



CLASS I                             [     ]             [     ]


[WM Strategic Asset Management Portfolios
1201 Third Avenue
Seattle, Washington 98101]

OTHER MATTERS

In the event that a quorum is not present for purposes of acting on the proposals, or if sufficient votes in favor of a proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a plurality of the shares present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal and will not vote any proxies that direct them to abstain from voting on such proposal.

Although the Meeting is called to transact any other business that may properly come before it, the only business that management intends to present or knows that others will present is contained in the proposals described in the Notice of Special Meeting. However, you are being asked on the enclosed proxy to authorize the persons named therein to vote in accordance with their judgment with respect to any additional matters which properly come before the Meeting and on all matters incidental to the conduct of the Meeting.

SHAREHOLDER PROPOSALS AT FUTURE MEETINGS

The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

January 2, 2004

                                                              VOTE TODAY BY MAIL

          --Please fold and detach card at perforation before mailing--

                                   WM TRUST I
                         U.S. GOVERNMENT SECURITIES FUND
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
         PROXY FOR SPECIAL MEETING OF SHAREHOLDERS ON FEBRUARY 10, 2004

The undersigned hereby revokes all previous proxies for his or her or its shares and appoints [TBA], and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of the U.S. Government Securities Fund, a series of WM Trust I, on February 10, 2004 at 2:00 p.m. Pacific time (the "Meeting"), and any adjournment(s) thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" EACH PROPOSAL.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                           Date:
                                                -------------------------------

                                           ------------------------------------

                                           ------------------------------------

                                           Signature(s) (if held jointly)

                                           NOTE: Please sign exactly as your
                                           name appears on this proxy card.
                                           All joint owners should sign. When
                                           signing as executor, administrator,
                                           attorney, trustee or guardian or as
                                           custodian for a minor, please give
                                           full title as such. If a
                                           corporation, please sign in full
                                           corporate name and indicate the
                                           signer's office. If a partner, sign
                                           in the partnership name.

          --Please fold and detach card at perforation before mailing--

Please fill in the boxes as shown using black or blue ink or number 2 pencils. PLEASE DO NOT USE FINE POINT PENS. [X]


The Trustees recommend a vote FOR each Proposal.

1.   Eliminate the Fund's fundamental policy regarding investment only in U.S.                  [ ] For  [ ] Against  [ ] Abstain
     government securities
2.   Eliminate the Fund's fundamental policy regarding investment of at least 80% of its        [ ] For  [ ] Against  [ ] Abstain
     assets in U.S. government securities
3.   Eliminate the Fund's fundamental policy regarding illiquid securities                      [ ] For  [ ] Against  [ ] Abstain
4.   Eliminate the Fund's fundamental policy prohibiting investment in equity securities        [ ] For  [ ] Against  [ ] Abstain
5.   Eliminate the Fund's fundamental policy prohibiting investment in other investment         [ ] For  [ ] Against  [ ] Abstain
     companies (except as part of a merger)
6.   Eliminate the Fund's fundamental policy regarding restricted securities                    [ ] For  [ ] Against  [ ] Abstain
7.   Eliminate the Fund's fundamental policy regarding forward commitments                      [ ] For  [ ] Against  [ ] Abstain
8.   Eliminate the Fund's fundamental policy regarding foreign securities not payable in        [ ] For  [ ] Against  [ ] Abstain
     U.S. dollars
9.   Eliminate the Fund's fundamental policy regarding warrants                                 [ ] For  [ ] Against  [ ] Abstain
10.  Eliminate the Fund's fundamental policy regarding put or call options                      [ ] For  [ ] Against  [ ] Abstain
11.  Eliminate the Fund's fundamental policy regarding investment for the purpose of            [ ] For  [ ] Against  [ ] Abstain
      management or exercising control
12.  Eliminate the Fund's fundamental policy regarding short sales                              [ ] For  [ ] Against  [ ] Abstain
13.  Amend the Fund's fundamental policy regarding investment in real estate or                 [ ] For  [ ] Against  [ ] Abstain
     commodities
14.  To vote and otherwise represent the undersigned on any matter that may properly come before the Meeting or any adjournment(s) thereof, in the discretion of the proxy holder(s)

Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. VOTE TODAY BY MAIL USING THE ENCLOSED POSTAGE-PAID ENVELOPE. IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT A WM GROUP OF FUNDS REPRESENTATIVE AT [(800) 222-5852].